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                                                                    EXHIBIT 99.1

AMERICA FIRST
MORTGAGE INVESTMENTS, INC.
399 PARK AVENUE
NEW YORK, NEW YORK  10022
TELEPHONE (212) 935-8760

PRESS RELEASE                                        FOR IMMEDIATE RELEASE

JANUARY 15, 2002                                     NEW YORK METRO

CONTACT:  WILLIAM GORIN                              NYSE:  MFA
          (212) 935-8760
          WWW.MFA-REIT.COM


                    AMERICA FIRST MORTGAGE INVESTMENTS, INC.
                      PRICES $53.6 MILLION EQUITY OFFERING

         (New York)--January 15, 2002--America First Mortgage Investments, Inc. (NYSE: MFA) announced today that it priced a public offering of 6,500,000 shares of its common stock at a public offering price per share of $8.25. The lead underwriter was Friedman, Billings, Ramsey & Co., Inc. and the co-managers were RBC Capital Markets, Jolson Merchant Partners and Stifel, Nicolaus & Company, Inc.

         The net proceeds to the Company (after deducting estimated expenses) are expected to be approximately $50.6 million. The company has granted the underwriters an option, exercisable for 30 days, to purchase up to 975,000 additional shares of common stock to cover over-allotments.

         Stewart Zimmerman, President and Chief Executive Officer of the Company, said, "We are pleased at the success of this offering. We look forward to using the new equity capital to expand on the financial success we enjoyed in 2001."

         America First Mortgage Investments, Inc. is a mortgage Real Estate Investment Trust that owns, manages, and finances a portfolio of adjustable rate mortgage-backed securities.

         This news release, and our public documents to which we refer, contain or incorporate by reference certain forward-looking statements. When used, statements which are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, including, among other things: business conditions and the general economy, especially as they affect interest rates; federal, state, and local regulatory environments; an increase in the prepayment rate on the loans that back our mortgage-backed securities; the inability to borrow at favorable rates; and the inability to maintain our REIT qualification. Other risks, uncertainties and factors that could cause our actual results to differ materially from those projected are detailed in the Prospectus relating to

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this offering and in the periodic reports filed by us with the Securities and
Exchange Commission, including Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

         This news release shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. A copy of the Prospectus relating to this offering may be obtained from Friedman, Billings, Ramsey & Co., Inc., 1001 19th St. North, Arlington, VA, 22209, Attention: Prospectus Department,
Tel: 703-312-9588.

         Information contained in this Press Release contains "forward-looking statements" relating to, without limitation, future performance, plans and objectives of management for future operations and projections of revenue and other financial items, which can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Several factors with respect to such forward-looking statements, including certain risks and uncertainties, could cause actual results to differ materially from those in such forward-looking statements.